EXHIBIT 21.1

Subsidiaries of MSCI Inc.

NAME	Jurisdiction of Incorporation/Organization
Barra, LLC	Delaware
RiskMetrics Group, LLC	Delaware
MSCI Australia Pty Limited	Australia
MSCI Barra Financial Information Consultancy (Shanghai) Limited	Shanghai
MSCI Barra SA	Switzerland
MSCI Services Private Limited	India
MSCI KFT	Hungary
MSCI Holdings LLC	Delaware
MSCI S. de R.L. de C.V.	Mexico
MSCI Hong Kong Management Limited	Hong Kong
MSCI SCOT 1 LP (Limited Partner)	Scotland
Investor Force Holdings, Inc.	Delaware

Subsidiaries of Barra, LLC

NAME	Jurisdiction of Incorporation/Organization
Barra International, LLC	Delaware
Barra Japan K.K.	Japan
Financial Engineering Associates, Inc.	California

Subsidiaries of Barra International, LLC

NAME	Jurisdiction of Incorporation/Organization
Investment Performance Objects Pty Limited	Australia
BarraConsult, Ltda.	Brazil

Subsidiaries of RiskMetrics Group, LLC

NAME	Jurisdiction of Incorporation/Organization
RiskMetrics Group Holdings, LLC	Delaware

Subsidiaries of MSCI Hong Kong Management Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI Hong Kong Limited	Hong Kong

Subsidiaries of MSCI Holdings LLC

NAME	Jurisdiction of Incorporation/Organization
MSCI SCOT 1 LP (General Partner)	Scotland

Subsidiaries of MSCI SCOT 1 LP

NAME	Jurisdiction of Incorporation/Organization
MSCI GP I LLC	Delaware
MSCI SCOT 2 LP (Limited Partner)	Scotland

Subsidiaries of Investor Force Holdings, Inc.

NAME	Jurisdiction of Incorporation/Organization
Investor Force, Inc.	Delaware
Investor Force Securities, Inc.	Delaware

Subsidiaries of RiskMetrics Holdings, LLC

NAME	Jurisdiction of Incorporation/Organization
RiskMetrics Solutions, LLC	Delaware
Institutional Shareholder Services Inc.	Delaware

Subsidiaries of RiskMetrics Solutions, LLC

NAME	Jurisdiction of Incorporation/Organization
RiskMetrics (Singapore) Private Limited	Singapore
Measurisk, LLC	Delaware

Subsidiaries of Institutional Shareholder Services Inc.

NAME	Jurisdiction of Incorporation/Organization
Innovest Strategic Value Advisors, Inc.	Delaware
KLD Research & Analytics, Inc.	Massachusetts
1 Corporate Governance Pty Ltd.	Australia
Institutional Shareholder Services Canada Corp.	Nova Scotia
Institutional Shareholder Services Europe S.A.	Belgium
Institutional Shareholder Services France S.A.S.	France
Institutional Shareholder Services Japan K.K.	Japan
ISS Corporate Services, Inc.	Delaware
ISS Europe Ltd.	United Kingdom
Investor Responsibility Research Center, Inc.	Delaware
Research Recommendations and Electronic Voting Ltd.	United Kingdom
RiskMetrics (Australia) Pty Ltd.	Australia
Securities Class Action Services, LLC	Delaware

Subsidiaries of MSCI GP I LLC

NAME	Jurisdiction of Incorporation/Organization
MSCI SCOT 2 LP (General Partner)	Scotland

Subsidiaries of MSCI SCOT 2 LP

NAME	Jurisdiction of Incorporation/Organization
MSCI Cayman Limited	Cayman Islands
MSCI GP II LLC	Delaware

Subsidiaries of Innovest Strategic Value Advisors, Inc.

NAME	Jurisdiction of Incorporation/Organization
Innovest France S.A.R.L.	France
Innovest Strategic Value Advisors, Pty. Ltd.	Australia

Subsidiaries of KLD Research and Analytics, Inc.

NAME	Jurisdiction of Incorporation/Organization
KLD Research Ltd	United Kingdom

Subsidiaries of MSCI Cayman Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI UK Holdings Limited	United Kingdom

Subsidiaries of MSCI UK Holdings Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI Limited	United Kingdom
RiskMetrics (UK) Limited	United Kingdom

Subsidiaries of MSCI Limited

NAME	Jurisdiction of Incorporation/Organization
IPD Group Limited	United Kingdom

Subsidiaries of IPD Group Limited

NAME	Jurisdiction of Incorporation/Organization
IPD France SAS	France
IPD Investment Property Databank GMBH	Germany
IPD Norden AB	Sweden
Investment Property Databank Limited	United Kingdom
Investment Property Databank Limited	Illinois
KKIPD Japan	Japan
Investment Property Databank Proprietary Ltd.	Australia
Investment Property Databank South Africa (Proprietary) Limited	South Africa
Equity Property Databank Ltd.	United Kingdom
IPD Trustee Limited	United Kingdom
IPD Nederland B.V.	Netherlands

Subsidiaries of IPD Nederland B.V.

NAME	Jurisdiction of Incorporation/Organization
Aedex Colleges B.V.	Netherlands